UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 2, 2019

Versum Materials, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-37664	47-5632014
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8555 South River Parkway, Tempe, Arizona	85284
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 282-1000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

On April 2, 2019, Versum Materials, Inc. (the “Company” or “Versum”) and Broadridge Corporate Issuer Solutions, Inc., as Rights Agent, entered into the Amendment and Termination (the “Amendment and Termination”) of the Rights Agreement, dated as of February 28, 2019, as amended by that certain Amendment No. 1 to Rights Agreement, dated as of March 14, 2019, by and between the Company and the Rights Agent (as amended, the “Rights Agreement”). The Amendment and Termination amends the Rights Agreement by accelerating the definition of “Final Expiration Date” from August 30, 2019 to April 2, 2019, such that, as of 11:59 p.m. New York City time on April 2, 2019, the rights to purchase Series A Junior Participating Preferred Stock issued pursuant to the Rights Agreement (the “Rights”) will expire and no longer be outstanding and the Rights Agreement will terminate and be of no further force and effect. Only holders of record of issued and outstanding shares of common stock of the Company as of the close of business on April 2, 2019 are entitled to vote at the previously announced April 26, 2019 special meeting of the Company’s stockholders on the proposal to adopt the Company’s previously announced merger agreement with Entegris, Inc. (“Entegris”).

As previously disclosed, certain purported stockholders of the Company filed two putative class action lawsuits in the Court of Chancery of the State of Delaware against the Company, the members of the board of directors of the Company, and Broadridge Corporate Issuer Solutions, Inc., seeking, among other things, relief declaring that the Rights Agreement is unenforceable and seeking to enjoin the merger with Entegris. Plaintiffs in that litigation and the Company executed a stipulation dated as of March 31, 2019, pursuant to which such plaintiffs agreed to withdraw their motion seeking to enjoin consummation of the merger and related expedited discovery demands upon termination of the Rights Agreement. While the Company believes that the motion is without merit, the Company is resolving the motion to avoid the expense and distraction of litigating the motion and to instead focus its efforts on the proposed merger with Entegris.

During the pendency of the previously announced unsolicited conditional tender offer by Merck KGaA, Darmstadt, Germany (“Merck”) to acquire stock of the Company, applicable federal securities laws and the rules and regulations promulgated thereunder prohibit Merck from acquiring stock of the Company except as part of the tender offer. Entegris is not restricted from acquiring stock of the Company pursuant to the merger agreement or pursuant to the standstill provisions in the confidentiality agreement between the Company and Entegris, which provisions terminated according to their terms as a result of the commencement of Merck’s tender offer.

The Versum board of directors continues to unanimously recommend:

•	that Versum stockholders REJECT Merck’s tender offer and NOT TENDER their shares of Company common stock into Merck’s tender offer, and

•	that Versum stockholders vote “FOR” the merger with Entegris.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Rights Agreement, which was filed with the Securities and Exchange Commission (“SEC”) in a Current Report on Form 8-K on February 28, 2019, the Amendment No. 1 to Rights Agreement, which was filed with the SEC in a Current Report on Form 8-K on March 14, 2019, and the Amendment and Termination, a copy of which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement

The information contained in Item 1.01 above is incorporated by reference into this Item 1.02.

Item 3.03.	Material Modification to Rights of Security Holders

The information contained in Item 1.01 above is incorporated by reference into this Item 3.03.

After the expiration of the Rights and termination of the Rights Agreement, on April 2, 2019, the Company filed with the Secretary of State of the State of Delaware a Certificate of Elimination of Series A Junior Participating Preferred Stock (the “Certificate of Elimination”) in order to eliminate all matters set forth in the Certificate of Designations of Series A Junior Participating Preferred Stock of the Company from the Amended and Restated Certificate of Incorporation of the Company. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Elimination, a copy of which is attached hereto as Exhibit 4.2 and is incorporated herein by reference.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information contained in the second paragraph of Item 3.03 above is incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
4.1	Amendment and Termination of Rights Agreement, dated as of April 2, 2019, by and between Versum Materials, Inc. and Broadridge Corporate Issuer Solutions, Inc., as Rights Agent.

4.2	Certificate of Elimination of Series A Junior Participating Preferred Stock of Versum Materials, Inc.

Additional Information About the Merck Tender Offer

Versum Materials, Inc. (“Versum Materials”) has filed a solicitation/recommendation statement with respect to the Merck tender offer with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE SOLICITATION/RECOMMENDATION STATEMENT WITH RESPECT TO THE TENDER OFFER AND OTHER RELEVANT DOCUMENTS THAT ARE FILED OR THAT MAY BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TENDER OFFER. You will be able to obtain free copies of the solicitation/recommendation statement with respect to the tender offer and other documents filed with the Securities and Exchange Commission (“SEC”) by Versum Materials through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Versum Materials will be available free of charge on Versum Materials’ website at http://investors.versummaterials.com or by phone at 484-275-5907.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1993, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. The words “believe” “continue,” “could,” “expect,” “anticipate,” “intends,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements.

Forward-looking statements made herein with respect to the tender offer by Merck KGaA, Darmstadt, Germany (“Merck”), the proposed business combination between Versum Materials and Entegris (“Entegris”) (the “Entegris Merger”), the potential merging of the offeror under the tender offer with and into Versum Materials (the “Potential Merck Merger”) and any transactions related to the foregoing, including, for example, the timing of the completion of the Entegris Merger or the Potential Merck Merger and the potential benefits of the Entegris Merger or the Potential Merck Merger, reflect the current analysis of existing information and are subject to various known and unknown risks and uncertainties, many of which are beyond Versum Materials’, Entegris’ and Merck’s control. Statements in this communication regarding Versum Materials, Entegris, Entegris as the surviving entity of the Entegris Merger (the “Combined Company”) and Merck that are forward-looking, including projections as to the anticipated benefits of the Entegris Merger and the Potential Merck Merger, the impact of the proposed transaction on Versum Materials’, Entegris’ and Merck’s business and future financial and operating results, the amount and timing of synergies from such proposed transactions, and the closing date for such proposed transactions, are based on management’s estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond Versum Materials’, Entegris’ and Merck’s control. These factors and risks include, but are not limited to, (i)

weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for Versum Materials’ and Entegris’ products and solutions; (ii) the ability to meet rapid demand shifts; (iii) the ability to continue technological innovation and introduce new products to meet customers’ rapidly changing requirements; (iv) the concentrated customer base; (v) the ability to identify, effect and integrate acquisitions, joint ventures or other transactions; (vi) the ability to protect and enforce intellectual property rights; (vii) operational, political and legal risks of Versum Materials’, Entegris’ and Merck’s international operations; (viii) Versum Materials’ and Entegris’ dependence on sole source and limited source suppliers; (ix) the increasing complexity of certain manufacturing processes; (x) raw material shortages and price increases; (xi) changes in government regulations of the countries in which Versum Materials, Entegris and Merck operate; (xii) the fluctuation of currency exchange rates; (xiii) fluctuations in the market price of Entegris’ stock; (xiv) the level of, and obligations associated with, Versum Materials’, Entegris’ and Merck’s indebtedness; (xv) uncertainties as to the timing of the tender offer, the Entegris Merger and the Potential Merck Merger; (xvi) uncertainties as to how many Versum Materials’ stockholders will tender their shares in the tender offer; (xvii) the possibility that competing offers will be made and (xviii) other risk factors and additional information. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the prompt and effective integration of Entegris’ or Merck’s businesses and the ability to achieve the anticipated synergies and value-creation contemplated by the proposed transactions; the risk associated with Versum Materials’ and Entegris’ ability to obtain the approval of the proposed transaction by their shareholders required to consummate the Entegris Merger and the timing of the closing of the proposed transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all and the failure of the transaction to close for any other reason; the risk that a consent or authorization that may be required for the transactions is not obtained or is obtained subject to conditions that are not anticipated; unanticipated difficulties or expenditures relating to the transactions, the response of business partners and retention as a result of the announcement and pendency of the transactions; and the diversion of management time on transaction-related issues. For a more detailed discussion of such risks and other factors, see Versum Materials’ filings with the SEC, including, Versum Materials’ Annual Report on Form 10-K for the fiscal year ended September 30, 2018, filed on November 21, 2018 and in other periodic filings, available on the SEC website or www.versummaterials.com. Versum Materials assumes no obligation to update any forward-looking statements or information, which speak as of its respective dates, to reflect events or circumstances after the date of this communication, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement.

Additional Information and Where to Find It

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to the Entegris Merger between Versum Materials and Entegris. In connection with the Entegris Merger, Entegris filed with the SEC a registration statement on Form S-4 on February 28, 2019, as amended on March 18, 2019, that includes a joint proxy statement of Versum Materials and Entegris and that also constitutes a prospectus of Entegris. The registration statement was declared effective by the SEC on March 20, 2019, and Versum Materials and Entegris commenced mailing of the definitive joint proxy statement/prospectus to the stockholders of Versum Materials and Entegris on or about March 22, 2019. Each of Versum Materials and Entegris also plan to file other relevant documents with the SEC regarding the proposed transaction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED OR THAT MAY BE

FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about Versum Materials and Entegris, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Entegris will be available free of charge on Entegris’ website at http://www.entegris.com or by contacting Entegris’ Investor Relations Department by email at irelations@entegris.com or by phone at 978-436-6500. Copies of the documents filed with the SEC by Versum Materials will be available free of charge on Versum Materials’ website at http://investors.versummaterials.com or by phone at 484-275-5907.

Participants in the Solicitation for the Proposed Versum Materials/Entegris Merger

Versum Materials, Entegris and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Versum Materials are set forth in its proxy statement for its 2019 annual meeting of shareholders, which was filed with the SEC on December 20, 2018, and Versum Materials’ Annual Report on Form 10-K for the fiscal year ended September 30, 2018, which was filed with the SEC on November 21, 2018. Information about the directors and executive officers of Entegris are set forth in Entegris’ proxy statement for its 2019 annual meeting of shareholders, which was filed with the SEC on March 20, 2019, and Entegris’ Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 11, 2019. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Versum Materials or Entegris using the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 2, 2019	Versum Materials, Inc.

	By:	/s/ Michael W. Valente
Name: Michael W. Valente
Title: Senior Vice President, General Counsel and Secretary